UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2007
CORILLIAN CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number: 0-29291

Oregon (State or other jurisdiction of incorporation or organization)	91-1795219 (I.R.S. Employer Identification No.)

3400 NW John Olsen Place Hillsboro, Oregon (Address of principal executive offices)	97124 (Zip Code)
Registrant’s telephone number, including area code: (503) 629-3300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURES

Item 7.01 Regulation FD Disclosure
     On April 12, 2007, CheckFree Corporation (“CheckFree”) submitted an additional responsive document required by the pre-merger notification and report form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) to the Federal Trade Commission (“FTC”) and Department of Justice (“DOJ”) relating to the proposed acquisition of Corillian Corporation (“Corillian”) by CheckFree. As a result, the FTC and DOJ have informed CheckFree and Corillian that the HSR Act waiting period will recommence as of April 12, 2007 and expire at 11:59 p.m. on May 14, 2007, unless earlier terminated by federal antitrust authorities, or extended by a request for additional information from such authorities. In addition to the antitrust regulatory review, the proposed acquisition is subject to approval by Corillian’s shareholders and the satisfaction or waiver of other customary closing conditions.
     Corillian continues to anticipate that the proposed acquisition will close in the second calendar quarter of 2007 shortly following the requisite approval by Corillian’s shareholders, the expiration or termination of the antitrust waiting period and the satisfaction or waiver of all other closing conditions. However, the timing of the closing could be affected by an early termination of the antitrust waiting period or the issuance of any additional requests for information from the DOJ Antitrust Division.
Forward-Looking Statements
     This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the expiration or termination of the HSR Act waiting period and anticipated closing date of the proposed acquisition. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Corillian and CheckFree have signed an agreement for a subsidiary of CheckFree to merge with and into Corillian, there is no assurance that they will complete the proposed merger. The proposed merger may not occur if Corillian does not receive necessary approval of its shareholders, or if it is blocked by a governmental agency, or if either Corillian or CheckFree fail to satisfy other conditions to closing. Other risks and uncertainties to which Corillian is subject are discussed in its reports filed with the Securities and Exchange Commission under the caption Risk Factors and elsewhere, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2006 (filed March 16, 2007). One or more of these factors have affected, and could affect Corillian’s business and financial results in future periods, and could cause actual results and issues related to the merger transaction to differ materially from plans and projections. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. Forward-looking statements speak only as of the date of the documents in which they are made. These risks, uncertainties and factors are not exclusive, and Corillian undertakes no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this release, except as required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 16, 2007

CORILLIAN CORPORATION
By:
/s/ PAUL K. WILDE
Paul K. Wilde
Chief Financial Officer